                                                                   EXHIBIT 23(D)

                  CONSENT OF QUALIFIED INDEPENDENT UNDERWRITER


  We consent to the reference to our firm under the caption "Qualified Independent Underwriter" in the Prospectus.

                                          Interstate/Johnson Lane Corporation

September 19, 1996